Exhibit 10.3.1
AMENDMENT NO. 19 TO MASTER REPURCHASE AGREEMENT
Amendment No. 19 to Master Repurchase Agreement, dated as of May 1, 2022 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and HOME POINT FINANCIAL CORPORATION (the “Seller”).
RECITALS
The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of October 28, 2015 (as amended by Amendment No. 1, dated as of May 4, 2016, Amendment No. 2, dated as of September 15, 2016, Amendment No. 3, dated as of September 28, 2016, Amendment No. 4, dated as of January 5, 2017, Amendment No. 5, dated as of October 6, 2017, Amendment No. 6, dated as of November 9, 2017, Amendment No. 7, dated as of May 7, 2018, Amendment No. 8, dated as of July 16, 2018, Amendment No. 9, dated as of October 19, 2018, Amendment No. 10, dated as of February 29, 2019, Amendment No. 11, dated as of September 20, 2019, Amendment No. 12, dated as of December 12, 2019, Amendment No. 13, dated as of July 6, 2020, Amendment No. 14, dated as of September 18, 2020, Amendment No. 15, dated as of October 6, 2020 and Amendment No. 16, dated as of December 22, 2020, and Amendment No. 17, dated as of September 17, 2021 and Amendment No. 18, dated as of February 10, 2022, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of September 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.
The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.
Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:
1.1    adding the definition of “CME Term SOFR Administrator” in its proper alphabetical order:

“CME Term SOFR Administrator” shall have the meaning specified in the Pricing Letter.

1.2    deleting the definition of “Relevant Governmental Body” in its entirety and replacing it with the following:

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor of any of the foregoing.

SECTION 2. Collections. Section 5 of the Existing Repurchase Agreement is hereby amended by:
2.1    deleting paragraph (i) in its entirety and replacing it with the following:
(i)    If on any date, Buyer determines in its sole discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark; (ii) the Benchmark is no longer in existence; (iii) continued implementation of the Benchmark is no longer operationally, administratively or technically feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Buyer of purchasing or maintaining Transactions or (v) the Relevant Governmental Body, the CME Term SOFR Administrator or a Governmental Authority having jurisdiction over Buyer has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans, Buyer may give prompt notice thereof to Seller, whereupon the rate for such period that will replace the Benchmark for such period, and for all subsequent periods until such notice has been withdrawn by Buyer, shall be the greater of (x) an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) and (y) zero, together with any proposed Successor Rate Conforming Changes, as determined by Buyer in its sole discretion (any such rate, a “Successor Rate”).
SECTION 3.    Covenants. Section 11 of the Existing Repurchase Agreement is hereby amended by deleting paragraph (d)(iv) in its entirety and replacing it with the following:
(iv) Unless otherwise waived by Buyer in writing, simultaneously with the furnishing of each of the Financial Statements to be delivered pursuant to subsection (i) through (iii) above, submission of a certificate in the form of Exhibit A to the Pricing Letter and certified by the president, chief financial officer, or designee as approved by Buyer of the Financial Reporting Party, which includes detailed reporting to the materials set forth therein including without limitation, any request for repurchase of or indemnification for a Mortgage Loan purchased by a third party investor and the valuation of the Seller’s Capitalized Mortgage Servicing Rights by any third-party evaluator;

SECTION 4.    Notices and Other Communications. Section 23 of the Existing Repurchase Agreement is hereby amended by deleting Buyer’s notice information thereof in its entirety and replacing it with the following:

If to Buyer:

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York
1285 Avenue of the Americas New York, NY 10019
Attention: [***]
Telephone: [***]
Email: [***]
With a copy to:
[***]
[***]
UBS Business Solutions LLC
1285 Avenue of the Americas New York, NY 10019
Telephone: [***]
Email: [***]
And:
[***]

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
5.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
(a)    this Amendment, executed and delivered by the Buyer and Seller;
(b)    Amendment No. 14 to the Pricing Letter, dated as of the date hereof, executed and delivered by Buyer and Seller; and
(c)    such other documents as the Buyer or counsel to the Buyer may reasonably request.
SECTION 6. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 7.    Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 8.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 9.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. The original documents shall be promptly delivered, if requested.
SECTION 11.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:	/s/ Kathleen Donovan

Name:	Kathleen Donovan
Title:	Managing Director

By:	/s/ Chi Ma

Name:	Chi Ma
Title:	Executive Director

Signature Page to Amendment No. 19 to Master Repurchase Agreement

HOME POINT FINANCIAL CORPORATION, as Seller

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Treasurer

Signature Page to Amendment No. 19 to Master Repurchase Agreement